                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant [X]
    Filed by a Party other than the Registrant [ ]
    Check the appropriate box:

    [ ] Preliminary Proxy Statement                       [ ] Confidential, for Use of the Commission
                                                          Only (as permitted by Rule 14a-6(e)(2))
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                PubliCARD, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ ] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:
         N/A
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     (2) Aggregate number of securities to which transaction applies:
         N/A
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
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     (4) Proposed maximum aggregate value of transaction:
         N/A
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     (5) Total fee paid:
         N/A
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     [X] Fee paid with preliminary materials.
         $5,000

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (4) Date filed:

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

                                                                            LOGO

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 26, 2000

     We will hold a special meeting of shareholders of PubliCARD, Inc. at 10:00 a.m. (New York City time), on May 26, 2000, at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York, to consider the following proposals:

     1. To consider and act upon a proposal to approve a Plan of Asset Transfer authorizing the sale of the Company's Greystone Peripherals, Inc., Greenwald Industries Inc., Greenwald Intellicard, Inc. and Amazing! Smart Card Technologies, Inc. subsidiaries or the property or assets thereof on such terms and conditions (including the consideration to be received by PubliCARD) as may be determined by the PubliCARD Board of Directors, in its sole discretion; and

     2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 26, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

                                          By Order of the Board of Directors

                                          /s/ Antonio L. Delise

                                          ANTONIO L. DELISE
                                          Secretary

April 27, 2000

     IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING. RETURNING THE PROXY WILL NOT LIMIT YOUR RIGHT TO VOTE IN PERSON OR TO ATTEND THE SPECIAL MEETING, BUT WILL ENSURE YOUR REPRESENTATION IF YOU CANNOT ATTEND. THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO ATTEND AND VOTE AT THE MEETING, YOU MUST OBTAIN FROM SUCH BROKER, BANK OR OTHER NOMINEE, A PROXY ISSUED IN YOUR NAME.

     The Special Meeting proxy statement is dated April 27, 2000, and was first mailed to PubliCARD shareholders on or about April 27, 2000.

                               SUMMARY TERM SHEET

     This summary term sheet, together with the "Questions & Answers About the Special Meeting" on the page following this summary term sheet, highlight important selected information from this proxy statement relating to our proposed Plan of Asset Transfer. This summary term sheet and this question and answer section may not contain all the information that is important to you. To more fully understand the proposed Plan of Asset Transfer and for a more complete description of the legal terms of the proposed Plan of Asset Transfer, you should read carefully this entire proxy statement before voting on the proposed Plan of Asset Transfer. We have included page references parenthetically to direct you to more complete descriptions of the topics presented in this summary term sheet.

THE PLAN OF ASSET TRANSFER (PAGE 5)

     Upon approval of the Plan of Asset Transfer the PubliCARD Board of Directors will be authorized to sell the Company's Greystone Peripherals, Inc., Greenwald Industries Inc., Greenwald Intellicard, Inc. and Amazing! Smart Card Technologies, Inc. subsidiaries or the property or assets thereof on such terms and conditions (including the consideration to be received by PubliCARD) as may be determined by the Board of Directors, in its sole discretion. You should read the description of the Plan of Asset Transfer in this proxy statement under the headings "Proposed Plan of Asset Transfer" and "Background and Reasons for the proposed Plan" carefully.

VOTE REQUIRED (PAGE 8)

     Under the Company's Articles of Incorporation, the proposed Plan of Asset Transfer must be approved by a majority of the outstanding shares of PubliCARD common stock entitled to vote on the proposed Plan of Asset Transfer at the special meeting.

RECOMMENDATION OF PUBLICARD'S BOARD OF DIRECTORS

     Based on all the factors the PubliCARD Board of Directors considered, the Board of Directors unanimously approved the Plan of Asset Transfer and decided to submit it to PubliCARD's shareholders for approval.

REASONS FOR THE PLAN OF ASSET TRANSFER (PAGE 7)

     In reaching its conclusion to approve and recommend the Plan of Asset Transfer, the Board of Directors considered, among other factors, the Company's announced intent to:

     - focus on the broadband market;

     - dispose of its non-core assets; and

     - redeploy its existing technology to facilitate television and electronic commerce.

DISSENTERS' RIGHTS (PAGE 9)

     Under the Pennsylvania Business Corporation Law holders of shares of common stock of PubliCARD will not be entitled to dissenters' rights with respect to the Plan of Asset Transfer.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES (PAGE 8)

     The sale of PubliCARD's subsidiaries or the properties and assets thereof pursuant to the Plan of Asset Transfer are expected to be taxable transactions to the Company for federal income tax purposes and will have no effect on the individual shareholders.

ACCOUNTING TREATMENT (PAGE 8)

     The subsidiaries to be sold pursuant to the Plan of Asset Transfer have been accounted for as discontinued operations in accordance with generally accepted accounting principles.

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q. WHO IS ENTITLED TO VOTE AT THE SPECIAL MEETING?

A. Shareholders as of the close of business on April 26, 2000, the record date.

Q. WHAT HAPPENS IF I SELL MY PUBLICARD SHARES BEFORE THE SPECIAL MEETING?

A. If you transfer your shares of PubliCARD common stock after the record date, but before the Special Meeting, you will retain your right to vote at the Special Meeting.

Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A. Generally, your broker will not have the power to vote your shares. Your broker will vote your shares only if you provide him or her with instructions on how to vote. Any failure to instruct your broker on how to vote in favor of the Plan of Asset Transfer will result in your shares not being voted, which will have the effect of a vote "against" the proposed Plan of Asset Transfer. You should follow the directions provided by your broker on how to instruct your broker to vote your shares.

Q. MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A. Yes. You may revoke it any time before the Special Meeting by:

     - giving written notice of your revocation to PubliCARD's Secretary;

     - filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary; or

     - attending the Special Meeting and voting in person.

Q. WHEN AND WHERE IS THE SPECIAL MEETING?

A. The Special Meeting will take place at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York, on May 26, 2000 at 10:00 a.m. local time.

Q. WHAT DO I NEED TO DO NOW?

A. We urge you to read this proxy statement carefully and to consider how the Plan of Asset Transfer affects you as a shareholder.

Q. HOW DO I VOTE?

A. You can vote in one of the following ways:

     You can either vote in person at the Special Meeting or by proxy. If you choose to vote by proxy, indicate on your proxy card how you want to vote, and sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares will be represented at the Special Meeting. If you do attend the Special Meeting you may still revoke your proxy and vote in person. If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be counted as a vote "FOR" the Plan of Asset Transfer, unless your shares are held in a brokerage account in which case you should follow the directions provided by your broker on how to instruct your broker to vote your shares.

Q. WHO CAN HELP ANSWER MY QUESTIONS?

A. If you would like additional copies of this proxy statement or if you have questions about the Plan of Asset Transfer, including how to complete and return your proxy card or would like more information about PubliCARD, you should contact:

     PubliCARD, Inc.
     620 Fifth Avenue
     Rockefeller Center
     New York, NY 10020
     Attn: Antonio DeLise
     Vice President, Chief Financial Officer and Secretary
     Telephone: (212)489-8021

                                PUBLICARD, INC.
                                620 FIFTH AVENUE
                               ROCKEFELLER CENTER
                            NEW YORK, NEW YORK 10020

                                 (212) 489-8021

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                  MAY 26, 2000
                            ------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PubliCARD, Inc., a Pennsylvania corporation ("PubliCARD" or the "Company"), to be voted at the Special Meeting of Shareholders of the Company referred to in the foregoing Notice (the "Special Meeting"). All proxies received pursuant to this solicitation will be voted, and, where a choice is specified as to the proposal described in the foregoing Notice, they will be voted in accordance with that specification. If no choice is specified with respect to the proposal, the proxy will be voted in favor of the proposal. Shareholders who execute proxies may revoke them at any time before they are voted by written notice delivered to the Secretary of the Company. The Company anticipates that mailing of the proxy material to shareholders will commence on or about April 27, 2000.

                       RECORD DATE AND VOTING SECURITIES

     Only holders of Common Stock of record at the close of business on April 26, 2000 (the "Record Date") are entitled to notice of and to vote at the meeting. On that date the Company had outstanding and entitled to vote 23,307,726 shares of Common Stock, par value $.10 per share (the "Common Stock"). Each outstanding share entitles the record holder to one vote on each matter. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting. Each is tabulated separately. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth, as of April 5, 2000, except as otherwise noted, the beneficial ownership of the Company's Common Stock by each person who owns of record or is known by the Company to own beneficially more than 5% of the Common Stock of the Company.

                                                              AMOUNT AND NATURE OF
           NAME AND ADDRESS OF BENEFICIAL OWNER              BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
           ------------------------------------              -----------------------   ----------------
Taube Hodson Stonex Partners Limited.......................        2,720,000(2)              11.9%
27 St. James Place
London
SWIA INR
United Kingdom
Harry I. Freund............................................        2,329,963(3)               9.7%
c/o PubliCARD, Inc.
620 Fifth Avenue
Rockefeller Center
New York, NY 10020
Jay S. Goldsmith...........................................        2,334,153(4)               9.7%
c/o PubliCARD, Inc.
620 Fifth Avenue
Rockefeller Center
New York, NY 10020

---------------
(1) Calculated in accordance with Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

(2) Based on a statement on Schedule 13G filed with the Securities and Exchange Commission on October 11, 1999. Taube Hodson Stonex Partners Limited is a discretionary investment advisor to J. Rothschild Assurance Life Fund, St. James Place International Unit Trust, J. Rothschild Assurance Pension Fund,
    J. Rothschild International Assurance Managed Fund, J. Rothschild International Assurance US Managed Fund, TDG Funds Limited, GAM Worldwide Fund and The Partners Fund. Taube Hodson Stonex Partners has power to vote and direct the vote and power to dispose and direct the disposition of shares held by such funds.

(3) Includes shares of Common Stock which may be acquired by Mr. Freund within 60 days as follows: 541,912 shares through the exercise of stock options and 688,861 shares through the exercise of stock purchase warrants. Also includes 5,454 shares of Common Stock held by Mr. Freund's spouse over which Mr. Freund has shared voting and investment power but as to which he disclaims any beneficial ownership interest, and includes 273,625 shares that may be deemed to be owned beneficially by Mr. Freund which are held by Balfour Investors, Inc. ("Balfour") for its clients in discretionary accounts, as to which Mr. Freund disclaims beneficial ownership. Messrs. Freund and Goldsmith are Chairman and President, respectively, and the only shareholders of Balfour. The discretionary clients of Balfour have the sole power to vote and direct the vote of the shares held in their account. Balfour and its discretionary clients have shared power to dispose of or direct the disposition of the shares held in such clients' accounts. At present, Balfour has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Company's Common Stock for all of its discretionary clients. Also includes 13,000 shares that may be deemed to be owned beneficially by Mr. Freund which are held by the Balfour Defined Benefit Pension Plan ("the Plan"), for which Mr. Freund is a Trustee and Plan Administrator and in which he participates. Mr. Freund disclaims ownership of 5,850 shares of such 13,000 shares.

(4) Includes shares of Common Stock which may be acquired by Mr. Goldsmith within 60 days as follows: 541,912 shares through the exercise of stock options and 744,930 shares through the exercise of stock purchase warrants. Also includes 1,250 shares of Common Stock held by Mr. Goldsmith's spouse over which Mr. Goldsmith has shared voting and investment power but as to which he disclaims any beneficial interest, and includes 273,625 shares that may be deemed to be owned beneficially by Mr. Goldsmith which are held by Balfour for its clients in discretionary accounts as to which Mr. Goldsmith disclaims beneficial ownership (see
     Note 2 above). Also includes 13,000 shares that may be deemed to be owned beneficially by Mr. Goldsmith which are held by the Balfour Defined Benefit Pension Plan, of which Mr. Goldsmith is a Trustee and Plan Administrator and in which he participates. Mr. Goldsmith disclaims ownership of 7,280 shares of Common Stock held by the Plan.

SECURITY OWNERSHIP OF MANAGEMENT

     The following information is furnished as of April 5, 2000 with respect to each class of equity securities of the Company beneficially owned by all directors and officers of the Company.

     The information concerning the directors and officers and their security holdings has been furnished by them to the Company.

                                                          BENEFICIAL OWNERSHIP OF SHARES
                                                              OF COMMON STOCK AS OF          PERCENT
           NAME                       POSITION                   APRIL 5, 2000(1)          OF CLASS(1)
           ----              ---------------------------  ------------------------------   -----------
Harry I. Freund............  Director and Chairman of               2,329,963(2)                   9.7%
                             the Board
Jay S. Goldsmith...........  Director and Vice Chairman             2,334,153(3)                   9.7%
                             of the Board
Jan-Erik Rottinghuis.......  Director, President and                  200,000(4)           Less than 1%
                             Chief Executive Officer
Clifford B. Cohn...........  Director                                 259,180(5)                   1.1%
David L. Herman............  Director                                 315,108(6)                   1.4%
L.G. Schafran..............  Director                                 366,159(7)                   1.6%
Hatim A. Tyabji............  Director                                 155,000(8)           Less than 1%
M. Richard Phillimore......  Executive Vice President --              150,000(9)           Less than 1%
                             Strategy
Antonio L. DeLise..........  Vice President, Chief                    152,000(10)          Less than 1%
                             Financial Officer and
                             Secretary
James J. Weis..............  Former President, Chief                  430,181(11)                  1.9%
                             Executive Officer and
                             Director
All directors and officers
  as a
  group (10 persons).......                                         6,691,744(12)                 25.3%

---------------
(1) Calculated in accordance with Rule 13d-3 adopted by the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

(2) Includes shares of Common Stock which may be acquired by Mr. Freund within 60 days as follows: 541,912 shares through the exercise of stock options and 688,861 shares through the exercise of stock purchase warrants. Also includes 5,454 shares of Common Stock held by Mr. Freund's spouse over which Mr. Freund has shared voting and investment power but as to which he disclaims any beneficial ownership interest, and includes 273,625 shares that may be deemed to be owned beneficially by Mr. Freund which are held by Balfour for its clients in discretionary accounts, as to which Mr. Freund disclaims beneficial ownership. Messrs. Freund and Goldsmith are Chairman and President, respectively, and the only shareholders of Balfour. The discretionary clients of Balfour have the sole power to vote and direct the vote of the shares held in their account. Balfour and its discretionary clients have shared power to dispose of or direct the disposition of the shares held in such clients' accounts. At present, Balfour has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the Company's Common Stock for all of its discretionary clients. Also includes 13,000 shares that may be deemed to be owned beneficially by Mr. Freund which are held by the Balfour Defined Benefit Pension Plan ("the Plan"), for which Mr. Freund is a Trustee and Plan Administrator and in which he participates. Mr. Freund disclaims ownership of 5,850 shares of such 13,000 shares.

(3) Includes shares of Common Stock which may be acquired by Mr. Goldsmith within 60 days as follows: 541,912 shares through the exercise of stock options and 744,930 shares through the exercise of stock purchase warrants. Also includes 1,250 shares of Common Stock held by Mr. Goldsmith's spouse over which Mr. Goldsmith has shared voting and investment power but as to which he disclaims any beneficial interest, and includes 273,625 shares that may be deemed to be owned beneficially by Mr. Goldsmith which are held by Balfour for its clients in discretionary accounts as to which Mr. Goldsmith disclaims beneficial ownership (see Note 2 above). Also includes 13,000 shares that may be deemed to be owned beneficially by Mr. Goldsmith which are held by the Balfour Defined Benefit Pension Plan, of which Mr. Goldsmith is a Trustee and Plan Administrator and in which he participates. Mr. Goldsmith disclaims ownership of 7,280 shares of Common Stock held by the Plan.

(4) Mr. Rottinghuis became the Company's President and Chief Executive Officer in early 2000. Pursuant to the employment between Mr. Rottinghuis and the Company, the Company issued 200,000 shares of Common Stock to Mr. Rottinghuis on November 2, 1999.

(5) Includes 182,059 shares which may be acquired by Mr. Cohn within 60 days through the exercise of stock options.

(6) Includes shares of Common Stock which may be acquired by Mr. Herman within 60 days as follows: 112,058 shares through the exercise of stock options and 40,050 shares through the exercise of stock purchase warrants.

(7) Includes 212,059 shares which may be acquired by Mr. Schafran within 60 days through the exercise of stock options. Also includes 114,050 shares of Common Stock and 40,050 shares that may be acquired through the exercise of stock purchase warrants held by Mr. Schafran's spouse as to which Mr. Schafran disclaims any beneficial interest.

(8) Includes 155,000 shares which may be acquired by Mr. Tyabji within 60 days through the exercise of stock options.

(9) Includes 100,000 shares of Common Stock which may be acquired by Mr. Phillimore within 60 days through the exercise of stock options.

(10) Includes 150,000 shares which may be acquired by Mr. DeLise within 60 days through the exercise of stock options.

(11) Mr. Weis was President and Chief Executive Officer of the Company through November 3, 1999 and a Director through November 5, 1999. Includes 119,000 shares which may be acquired by Mr. Weis within 60 days through the exercise of stock options.

(12) Includes shares of Common Stock which may be acquired by such persons within 60 days as follows: 2,114,000 shares through the exercise of stock options and 1,513,891 shares through the exercise of stock purchase warrants.

                                  PROPOSAL 1.

                        PROPOSED PLAN OF ASSET TRANSFER

INTRODUCTION

     At the Special Meeting, shareholders will be asked to approve a Plan of Asset Transfer authorizing the sale of the Company's Greystone Peripherals, Inc. ("Greystone"), Greenwald Industries Inc. ("Industries"), Greenwald Intellicard, Inc. ("Intellicard") and Amazing! Smart Card Technologies, Inc. ("Amazing") subsidiaries or the property or assets thereof on such terms and conditions (including the consideration to be received by the Company) as may be determined by the Company's Board of Directors, in its sole discretion (the "Proposed Plan"). Currently, the Company is in negotiations with a potential buyer of its Industries and Intellicard subsidiaries, has engaged a broker to assist in the sale of its Greystone subsidiary and is exploring various disposition alternatives relative to Amazing.

     Under Pennsylvania law, the approval of shareholders is required in order to sell "all or substantially all" of the property and assets of the Company. It is not clear what constitutes "substantially all" of such property and assets and whether individual sales should be aggregated in making such determination. The Company believes that the potential sale of Greystone, Intellicard or Amazing (or the assets or property thereof), whether considered individually or together, would not constitute a sale of "substantially all" of the property and assets of the Company under Pennsylvania law. However, the Company is also currently pursuing the potential sale of Industries. The Company believes that the sale of Industries individually or the sale of Greystone, Intellicard or Amazing when viewed together with the sale of Industries, would constitute a sale of "substantially all" of the assets of the Company under Pennsylvania law. Therefore, the Company is seeking shareholder approval for the proposed sale of any or all of Greystone, Industries, Intellicard and Amazing (or the property or assets thereof) under the Proposed Plan. At this time the Company has only begun to explore the possible sale of Greystone, Industries, Intellicard and certain assets of Amazing. Accordingly, the shareholders are being asked to approve a Plan of Asset Transfer authorizing the sale of Greystone, Industries, Intellicard and Amazing, or the property or assets thereof on such terms and conditions (including the consideration to be received by the Company) as may be determined by the Company's Board of Directors, in its sole discretion. If the Proposed Plan is not approved, the Board may still authorize the sale of any one of Greystone, Industries, Intellicard or Amazing, or the property or assets thereof, if it determines, after receiving an opinion of counsel, that such sale will not constitute "substantially all" of its property and assets. See "Shareholder Approval Requirement Under Pennsylvania Law."

     Holders of shares of Common Stock will not be entitled to dissenters' rights with respect to the Proposed Plan. See "Absence of Dissenters' Rights" below.

     On March 6, 2000, the Board of Directors of the Company unanimously approved the Proposed Plan and directed that it be submitted to shareholders of the Company for approval.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED PLAN AT THE SPECIAL MEETING AND IT IS INTENDED THAT PROXIES NOT MARKED TO THE CONTRARY AND NOT DESIGNATED AS BROKER NON-VOTES WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSED PLAN.

THE COMPANY

Background

     The Company entered the smart card industry in early 1998, and began to develop solutions for the conditional access, security, payment system and data storage needs of industries utilizing smart card technology. The Company made a series of acquisitions to enhance its position in the smart card industry:

     - In February 1998, the Company acquired, through a joint venture arrangement in Intellicard, the assets and intellectual property of Intellicard Systems, Ltd. Intellicard provides smart cards, smart card readers, value transfer stations, card management software and machine interface boards for the commercial laundry appliance industry. The Company initially acquired 65% of Intellicard, and acquired the remaining 35% in February 2000.

     - In November 1998, the Company acquired Tritheim Technologies, Inc., which develops conditional access and security products for the software industry, computers and the electronic information and digital video broadcast, also known as DVB, industry.

     - In February 1999, the Company acquired Amazing, a developer of consumer smart card solutions and a manufacturer of customized smart cards.

     - In February 1999, the Company acquired Greystone, a developer of hard disk duplicators.

     - In November 1999, the Company acquired Absec Limited, a designer of closed environment solutions, including small value electronic cash systems and database management solutions. Through Absec, the Company provides systems for closed populations to allow individual user access, unique rights and monitoring.

     While the Company developed a number of successful smart card products and solutions, its operations were fragmented throughout a variety of markets. The Company's Board of Directors, together with its management team, determined to integrate its operations and focus on a single market in which:

     - high growth potential exists;

     - the Company has established relationships;

     - the Company has already deployed products and gained credibility; and

     - the Company possesses core technologies and competencies.

     The Company determined that it could leverage its existing technology for deployment in the rapidly growing broadband market, which it had already penetrated and which the Company believes exhibits each of the characteristics identified above. The Company currently is positioning itself to be a leading provider of end-to-end solutions to enable access and secure content and transactions for the broadband market. The Company's broadband initiative is driven by its proprietary technology and proven engineering and design talent. The Company's proprietary technologies facilitate content protection and transaction security.

     To effect this new business strategy, the Board of Directors of the Company adopted the Plan of Asset Transfer on March 6, 2000, pursuant to which the Company will divest its non-core operations. The Company currently is in negotiations with a potential buyer of its Industries and Intellicard subsidiaries. Industries is a designer and manufacturer of coin meter systems used in the commercial laundry appliance industry. If these negotiations do not result in a definitive agreement, the Company intends to seek an alternative buyer of the Intellicard and Industries subsidiaries. Pursuant to the plan of disposition, the Company is exploring various disposition alternatives relative to Amazing and has engaged a broker to seek a buyer of Greystone.

     The Company will pursue its new business strategy through the integration of its remaining operations. As a result of this integration, the Company's product range includes application specific integrated circuits, also known as ASICs, for television set-top boxes, secure electronic commerce, Internet security and software copy protection. The Company's ASICs incorporate multiple chip set functionality into a single integrated circuit board. In addition, the Company is developing point-of-deployment applications, also known as PODs, which scramble and unscramble data entering and exiting set-top boxes.

     In addition, the Company will continue to design closed environment solutions, including small value electronic cash systems and database management solutions. The Company provides systems for closed populations to allow individual user access, unique rights and monitoring.

     The principal executive offices of the Company are located at 620 Fifth Avenue, Rockefeller Center, New York, NY 10020 and its telephone number is (212) 489-8021.

BACKGROUND AND REASONS FOR THE PROPOSED PLAN

Background

     Beginning in 2000, the Board considered the prospect of selling a significant portion of the Company's subsidiaries. The Board undertook such consideration as a result of PubliCARD's adoption of a new corporate strategy to capitalize on its core technologies and focus solely on becoming a leading provider of end-to-end solutions to enable access and secure content and transactions for the broadband market. See "Reasons for the Proposed Plan." This resulted in the Board's determination in early 2000 to explore the possibility of selling several of its non-core operations by commencing efforts to seek potential buyers for Greystone, Industries, Intellicard and Amazing, or the property or assets thereof. The decision by the Board to explore the sale of these subsidiaries resulted from consideration of the following factors: (i) the types of businesses operated by each of these subsidiaries, (ii) the Company's ability to find likely buyers and successfully negotiate a sale, (iii) sale prices reasonably expected to be obtained and (iv) the respective subsidiaries' potential contributions to the Company's new corporate strategy. The Board ascribed significant weight to factors (i) and (v).

Description of Proposed Plan and Sale Process

     Industries and Intellicard. On March 6, 2000, the Company's Board of Directors unanimously approved the Proposed Plan and determined that it would be in the best interests of the Company to sell its Industries and Intellicard subsidiaries. This decision was based on the Company's adoption of a new corporate strategy which includes the disposition of its non-core assets. Since that time, the Company has begun preliminary negotiations with a potential buyer for its Industries and Intellicard subsidiaries. There can be no assurance that the Company will be successful in finding a buyer for either Industries and Intellicard on terms that it would find acceptable, or that any offer would result in a sale of either of its Industries and Intellicard subsidiaries.

     Greystone. As part of the Company's adoption of its new corporate strategy, the Company engaged H. Russel Lemcke Group, Inc. on March 7, 2000, in order to initiate the process of assessing the market for Greystone and identifying potential purchasers. A confidential offering memorandum describing Greystone was prepared and distributed to potential buyers. There can be no assurance that the Company will be successful in finding a buyer for Greystone on terms that it would find acceptable, or that any offer would result in a sale of its Greystone subsidiary.

     Amazing. The Company's Board of Directors has begun exploring various disposition alternatives relative to the smart card manufacturing business of Amazing. This decision was based on the Company's decision to discontinue its activities in smart card manufacturing as part of the Company's new corporate strategy. The Company has had preliminary discussions with potential buyers regarding the sale of certain assets of Amazing. There can be no assurance that the Company will be successful in finding a buyer for the assets of Amazing on terms that it would find acceptable, or that any offer would result in a sale of the assets of its Amazing subsidiary.

Reasons for the Proposed Plan

     In making the decision to sell Greystone, Industries, Intellicard and Amazing, the Company's Board of Directors considered the following. The Company believes that its current operations are fragmented throughout a variety of markets and has determined that an integrated operation, focused on a single high growth market provides a better platform for long-term success As such, the Board of Directors decided to dispose of its non-core assets and leverage its existing technology for deployment in the broadband market. The Company is positioning itself to be a leading provider of end-to-end solutions to enable access and secure content and transactions for the broadband market. Ultimately, the Company intends to deploy software solutions to facilitate television-commerce and electronic-commerce through consumer television sets. The Company's broadband initiative is driven by its proprietary technology and proven engineering and design talent. The Company's proprietary technologies facilitate content protection and transaction security. The Company does not believe that the businesses to be disposed of pursuant to the Proposed Plan will provide significant contributions to its broadband initiative.

Past Contacts, Transactions or Negotiations

     On December 17, 1999 a potential buyer approached the Company about its Industries and Intellicard subsidiaries. The Company initially met with the potential buyer on January 11, 2000. The Company and the potential buyer entered into a confidentiality agreement on January 21, 2000. Since that date, the Company and the potential buyer have been involved in preliminary negotiations. As of the mailing date of this Proxy Statement, such discussions were continuing.

     On March 7, 2000, the Company engaged H. Russel Lemcke Group, Inc. in order to initiate the process of assessing the market for Greystone and identifying potential purchasers. On April 20, 2000, H. Russel Lemcke Group, Inc. distributed a confidential offering memorandum to potential buyers of the Company's Greystone subsidiary.

USE OF PROCEEDS

     The Company plans to use the proceeds from the sales of Greystone, Industries, Intellicard and Amazing (or the property or assets thereof) to expand the Company's sales and marketing efforts and for new product development, working capital and capital expenditures. The Company intends to further its penetration into the broadband market by leveraging its most important assets, its core technology and its engineering and management talents.

SHAREHOLDER APPROVAL REQUIREMENT UNDER PENNSYLVANIA LAW

     Pursuant to Sections 1932 and 1924 of the Pennsylvania Business Corporation Law ("PABCL"), shareholder approval is required in order to sell "all or substantially all" of the property and assets of the Company (the "Shareholder Approval Requirement"). It is not clear what constitutes "substantially all" of such property and assets and whether individual sales should be aggregated in making such determination. The Company believes that the potential sale of either of Greystone, Intellicard or Amazing (or the property or assets thereof), whether considered individually or together, would not constitute a sale of "substantially all" of the property and assets of the Company within the meaning of PABCL Section 1932. However, the Company is also currently pursuing the potential sale of Industries. The Company believes that the sale of Industries individually or the sale of Greystone, Intellicard or Amazing when viewed together with the sale of Industries, would constitute a sale of "substantially all" of the assets of the Company within the meaning of PABCL Section 1932. Therefore, the Company is seeking shareholder approval of such proposed sale of any or all of Greystone, Industries, Intellicard or Amazing (or the property or assets thereof) under the Proposed Plan. At this time the Company has only begun to explore the possible sale of Greystone, Industries, Intellicard and certain assets of Amazing. Accordingly, the shareholders are being asked to approve a Plan of Asset Transfer authorizing the sales of Greystone, Industries, Intellicard and Amazing, or the property or assets thereof, on such terms and conditions (including the consideration therefor) as may be determined by the Company's Board of Directors, in its sole discretion. If the Proposed Plan is not approved, the Board may still authorize the sale of any of its subsidiaries if it determines, after receiving an opinion of counsel that such sale will not constitute "substantially all" of its property and assets.

     Pursuant to the Company's Articles of Incorporation, the affirmative vote of a majority of the outstanding Common Stock is required for the Proposed Plan to be approved and adopted by the shareholders.

ACCOUNTING TREATMENT

     The subsidiaries to be sold pursuant to the Proposed Plan have been accounted for as discontinued operations in accordance with generally accepted accounting principles.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a general discussion of certain of the expected U.S. federal income tax consequences of the potential disposition of certain of the subsidiaries of the Company pursuant to the Proposed Plan in exchange for cash. Shareholders of the Company should also be aware that the tax consequences of the proposed transactions are governed by the Internal Revenue Code of 1986, as amended, and interpretations, rulings and regulations which are subject to change, including changes which may be applied retroactively.

     The potential sales of Greystone, Industries, Intellicard and Amazing will be taxable transactions to the Company for federal income tax purposes. It is expected that income generated by such sales, if any, will be substantially offset by the Company's net operating loss carryforwards.

REGULATORY APPROVALS

     It cannot be determined at this time what, if any, regulatory requirements will need to be complied with or approvals obtained in order to consummate the sales of Greystone, Industries, Intellicard and Amazing, or the sale of the property or assets thereof, because the Proposed Plan includes the sale of these subsidiaries or their assets pursuant to terms and conditions to be determined by the Board of Directors at a future date.

ABSENCE OF DISSENTERS' RIGHTS

     Under the PABCL, a shareholder has the right to dissent from, and to obtain payment of the fair value of his shares in the event of a sale of all or substantially all of a corporation's assets pursuant to a plan of asset transfer, except that the holders of the shares of any class or series of shares that, at the record date fixed to determine the shareholders entitled to notice of and to vote at the meeting at which a plan of asset transfer is to be voted on, is registered under the Exchange Act of 1934, shall not have the right to obtain payment of the fair value of any such shares. On the Record Date, the Company's Common Stock was registered under the Exchange Act of 1934. Accordingly, under Pennsylvania Law holders of shares of Common Stock will not be entitled to any dissenters' rights with respect to the Proposed Plan.

CHANGES IN THE RIGHTS OF SHAREHOLDERS

     Due to the fact that the Proposed Plan involves the sale of assets of the Company or its subsidiaries for cash or other consideration to be paid to the Company or such subsidiary, the shareholders of the Company will retain their equity interests in the Company following the consummation of the Proposed Plan. Accordingly, there should not be any differences in the rights of security holders of the Company as a result of the Proposed Plan.

PRO FORMA FINANCIAL STATEMENTS

     The following unaudited pro forma financial statements give effect to the disposition by the Company of its Greystone, Industries and Intellicard and Amazing subsidiaries. The pro forma financial information is based on the historical financial statements of the Company, adjusted to give effect to the dispositions of Greystone, Industries, Intellicard and Amazing, and on estimates and assumptions set forth below and in the accompanying notes. Greystone, Industries, Intellicard and Amazing have been reflected as discontinued operations in the Company's historically reported financial statements.

     The pro-forma condensed balance sheet presents the estimated effect of the Proposed Plan as if the sales of the Company's subsidiaries had occurred as of December 31, 1999. The Company is not including a pro forma condensed statement of income (loss) for the year ended December 31, 1999 as the historically reported financial statements present Greystone, Industries, Intellicard and Amazing as discontinued operations and there are no pro forma adjustments. See "Selected Financial Data" for the Statement of Income (loss) for the year ended December 31, 1999.

     The unaudited pro forma information is based on estimates, available information and certain assumptions made by management. The pro forma condensed balance sheet is not necessarily indicative of future operations or the actual results that would have occurred had the disposition been consummated at the date indicated above. The pro forma financial information should be read in conjunction with the Company's historical financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed on March 30, 2000.

                                PUBLICARD, INC.
                            AND SUBSIDIARY COMPANIES

                    PRO FORMA CONDENSED BALANCE SHEET AS OF
                               DECEMBER 31, 1999

                                                                            PRO FORMA      PRO FORMA
                                                            AS REPORTED   ADJUSTMENTS(A)   BALANCES
                                                            -----------   --------------   ---------
                                                                         (IN THOUSANDS)
ASSETS
Current assets:
  Cash, including short-term investments..................    $18,236        $16,500        $34,736
  Trade receivables, less allowance for doubtful
     accounts.............................................      1,720             --          1,720
  Inventories.............................................        903             --            903
  Net assets of discontinued operations...................     10,832        (10,832)            --
  Other...................................................        613             --            613
                                                              -------        -------        -------
          Total current assets............................     32,304          5,668         37,972
                                                              -------        -------        -------
Equipment and leasehold improvements, net.................      1,063             --          1,063
Goodwill..................................................     11,508             --         11,508
Other assets..............................................        613             --            613
                                                              -------        -------        -------
                                                              $45,488        $ 5,668        $51,156
                                                              =======        =======        =======
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Trade accounts payable..................................    $ 2,413             --        $ 2,413
  Accrued liabilities.....................................      6,002             --          6,002
                                                              -------        -------        -------
          Total current liabilities.......................      8,415             --          8,415
Other non-current liabilities.............................      6,674             --          6,674
                                                              -------        -------        -------
          Total liabilities...............................     15,089             --         15,089
                                                              -------        -------        -------
Shareholders' equity:
  Common shares, $0.10 par value,
     Authorized -- 40,000,000
     Issued -- 26,191,189 in 1999.........................      2,619             --          2,619
  Additional paid-in capital..............................    111,476             --        111,476
  Accumulated deficit.....................................    (74,610)         5,668         68,942
  Common shares held in treasury, at cost.................     (8,649)            --         (8,649)
  Unearned compensation...................................       (437)            --           (437)
                                                              -------        -------        -------
          Total shareholders' equity......................     30,399             --         36,067
                                                              -------        -------        -------
                                                              $45,488        $ 5,668        $51,156
                                                              =======        =======        =======

---------------
(a) The pro forma adjustments assume that the $25.0 million estimated proceeds from the dispositions of four of the Company's subsidiaries or the property or assets thereof, are used to pay transaction closing costs, liabilities retained by the Company and other expenses associated with winding down various activities of the subsidiaries to be sold.

                            SELECTED FINANCIAL DATA

     The selected financial data for the five years ended December 31, 1995 through December 31, 1999, have been derived from the consolidated financial statements of the Company, which have been audited by Arthur Andersen LLP. The information set forth below should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the Company's Consolidated Financial Statements and the Notes thereto contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, filed on March 30, 2000 which is incorporated by reference in this Proxy Statement. The selected financial data has been restated to reflect the Greystone, Industries, Intellicard and Amazing subsidiaries as discontinued operations.

                                                             YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------
                                                  1999      1998      1997       1996      1995
                                                --------   -------   -------   --------   -------
                                                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
STATEMENT OF INCOME DATA:
Net sales.....................................  $  1,930   $     3   $    --   $     --        --
Cost of sales.................................       978         7        --         --        --
                                                --------   -------   -------   --------   -------
  Gross margin................................       952        (4)       --         --        --
                                                --------   -------   -------   --------   -------
Operating expenses:
  General and administrative..................     5,713     3,694     3,570      4,866     3,885
  Sales and marketing.........................     2,862        21        --         --        --
  Product development.........................     1,318        53        --         --        --
  In-process research and development.........        --     2,800        --         --        --
  Stock compensation expense..................     2,759       145        --         --        --
  Goodwill amortization.......................     1,749       128        --         --        --
  Severance and other special charges.........     1,895        --       768         --        --
                                                --------   -------   -------   --------   -------
                                                  16,296     6,841     4,338      4,866     3,885
                                                --------   -------   -------   --------   -------
  Loss from operations........................   (15,344)   (6,845)   (4,338)    (4,866)   (3,885)
Other income (expenses):
  Interest income.............................       561       528       667        476       138
  Interest expense............................      (158)     (191)     (234)      (594)   (1,835)
  Cost of retirement
     benefits -- non-operating................    (1,028)     (846)     (768)      (769)     (744)
  Other (expense) income......................      (751)   (1,023)       31          9      (290)
                                                --------   -------   -------   --------   -------
                                                  (1,376)   (1,532)     (304)      (878)   (2,731)
Loss from continuing operations before
  taxes.......................................   (16,720)   (8,377)   (4,642)    (5,744)   (6,616)
Income tax benefit............................        --        --        --      2,412        --
                                                --------   -------   -------   --------   -------
Loss from continuing operations...............   (16,720)   (8,377)   (4,642)    (3,332)   (6,616)
Discontinued operations:
  Income (loss) from discontinued
     operations...............................   (13,999)    2,302     2,954      1,544     6,325
  Gain (loss) on disposition of discontinued
     operations...............................    (5,000)       --       609     12,783        --
                                                --------   -------   -------   --------   -------
Net loss......................................  $(35,719)  $(6,075)  $(1,079)  $ 10,995   $  (291)
                                                ========   =======   =======   ========   =======
Per common share:
  Continuing operations.......................  $   (.88)  $  (.61)  $  (.33)  $   (.22)  $  (.36)
  Discontinued operations.....................     (1.00)      .17       .25        .94       .34
                                                --------   -------   -------   --------   -------
                                                $  (1.88)  $  (.44)  $  (.08)  $    .72   $  (.02)
                                                ========   =======   =======   ========   =======

                                                             YEAR ENDED DECEMBER 31,
                                                -------------------------------------------------
                                                  1999      1998      1997       1996      1995
                                                --------   -------   -------   --------   -------
                                                                 (IN THOUSANDS)
BALANCE SHEET DATA:
Working capital...............................  $ 23,889   $23,420   $18,219   $ 22,071   $ 6,503
Total assets..................................    45,488    36,875    23,130     27,544    29,414
Total debt....................................        --        --        --         --     7,435
Other non-current liabilities.................     6,674     7,689     9,043     10,057    11,134
Shareholders' equity..........................    30,399    21,917    10,873     13,996    (2,594)

                         CERTAIN INFORMATION REGARDING
                      MARKETS, MARKET PRICES AND DIVIDENDS

     The Nasdaq National Market (the "Nasdaq") is the principal market on which the Company's Common Stock is traded (trading symbol: CARD).

     There were approximately 2,600 registered holders of record of Common Stock as of April 26, 2000. The Company did not pay dividends on its Common Stock during the prior five fiscal years and does not anticipate paying dividends in the foreseeable future. The high and low sale prices for the Company's Common Stock on the Nasdaq as of March 3, 2000, the day preceding the day the Proposed Plan was approved and adopted by the Board of Directors, were $12.00 and $11.375 per share, respectively.

                             SHAREHOLDER PROPOSALS

     The Company hereby gives notice to the shareholders that the date of the Company's 2000 Annual Meeting will be Thursday, June 29, 2000 at a time and location to be announced. As the Company is advancing the date of the 2000 Annual Meeting by more than 30 days from the date of the Company's 1999 Annual Meeting, any proposals by shareholders of the Company intended to be included in the Company's Proxy Statement relating to the Company's 2000 Annual Meeting of Shareholders must be in writing and received by the Company at its principal executive office no later than May 26, 2000.

                                    GENERAL

     The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for their services. In order to support the Proposed Plan and to help insure the presence of a quorum, the Company has retained the services of D.F. King as proxy solicitor to assist in the solicitation of proxies for this meeting. The fees payable to D.F. King in connection with this solicitation are estimated to be $5,000. The Company will reimburse banks, brokerage firms, and other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to their principals and obtaining their proxies.

                           INCORPORATION BY REFERENCE

     The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 previously filed with the SEC by the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is hereby incorporated by reference in this Proxy Statement.

     All documents subsequently filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the Special Meeting shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained in a document, all or a portion of which is incorporated or deemed to be incorporated by reference herein, shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

     The Company will provide without charge to each person to whom a copy of this Proxy Statement is delivered, upon the written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in this Proxy Statement, other than exhibits to such documents unless such exhibits are specifically incorporated by reference. Such written or oral request should be directed to: PubliCARD, Inc., 620 Fifth Avenue, Rockefeller Center, New York, New York 10020, Attention: Secretary; telephone number (212) 489-8021.

                                          By Order of the Board of Directors

                                          /s/ Antonio L. Delise

                                          ANTONIO L. DELISE
                                          Secretary
April 27, 2000

                                                                         ANNEX A

                                PUBLICARD, INC.
                            AND SUBSIDIARY COMPANIES

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To PubliCARD, Inc.:

     We have audited the accompanying consolidated balance sheets of PubliCARD, Inc. (a Pennsylvania corporation) and subsidiary companies as of December 31, 1999 and 1998, and the related consolidated statements of income (loss), shareholders' equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PubliCARD, Inc. and subsidiary companies as of December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          /s/ ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 20, 2000

PROXY                           PUBLICARD, INC.
                     PROXY SOLICITED BY BOARD OF DIRECTORS
                    FOR THE SPECIAL MEETING OF SHAREHOLDERS

  The undersigned hereby appoints HARRY I. FREUND and JAY S. GOLDSMITH or either of them, with full power of substitution, proxies to vote, unless such authority is withheld, all shares registered in the name of the undersigned of common stock of PubliCARD, Inc. (the 'Company') that the undersigned would be entitled to vote at the Special Meeting of Shareholders of the Company to be held at the offices of Kaye, Scholer, Fierman, Hays & Handler, LLP, 425 Park Avenue, New York, New York on Friday, May 26, 2000 at 10:00 a.m., and any adjournments or postponements thereof (the 'Special Meeting'), with all powers the undersigned would possess if personally present, FOR the approval of the Plan of Asset Transfer and on all other matters which otherwise come before the Special Meeting in the discretion of the Board of Directors.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PLAN OF ASSET TRANSFER.

[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

1. To consider and act upon a proposal to approve a Plan of Asset Transfer authorizing the sale of the Company's Greystone Peripherals, Inc., Greenwald Industries Inc., Greenwald Intellicard, Inc. and Amazing! Smart Card Technologies, Inc. subsidiaries or the property or assets thereof on such terms and conditions (including the consideration to be received by PubliCARD) as may be determined by the Company's Board of Directors, in its sole discretion;

                  [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

                     (Continued and to be signed and dated on the reverse side.)

(Continued from other side)
PLEASE MARK, DATE, SIGN AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                              Dated: , 2000

                                              ----------------------------------
                                                          Signature

                                              ----------------------------------
                                                  Signature if held jointly

                                              NOTE: YOUR SIGNATURE SHOULD
                                              CONFORM WITH YOUR NAME AS IT
                                              APPEARS HEREON. IF SIGNING AS
                                              ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                              TRUSTEE OR GUARDIAN, PLEASE GIVE
                                              YOUR FULL TITLE AS SUCH. IF STOCK
                                              IS OWNED BY A PARTNERSHIP OR
                                              CORPORATION, PLEASE INDICATE YOUR
                                              CAPACITY IN SIGNING THE PROXY. IF
                                              STOCK IS HELD IN JOINT OWNERSHIP,
                                              ALL CO-OWNERS MUST SIGN.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.